SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 17, 2015 (July 31, 2015)

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated July 31, 2015, filed by Endurance Specialty Holdings Ltd. (the “Company”) on August 3, 2015 (the “Original Report”) to include the consent (the “Consent”) of PricewaterhouseCoopers Ltd. to the incorporation by reference into the registration statements of the Company named therein of its report dated February 25, 2015 relating to the financial statements and financial statement schedules, which appears in Montpelier Re Holdings Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended by Form 10-K/A, that was incorporated by reference in the Original Report. The Consent is attached hereto as Exhibit 23.1. Except as set forth herein, this amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 2015

By:	/s/ John V. Del Col
Name: John V. Del Col
Title: General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Ltd.